Filed Pursuant to Rule 497(e)

Securities Act File No. 333-238109

GABELLI ETFs TRUST

Gabelli Financial Services Opportunities ETF (the “Fund”)

Supplement dated June 14, 2023 to the Fund’s

Statement of Additional Information dated April 28, 2023

Effective immediately, on page 45 of the SAI, under the heading “Portfolio Manager Information – Ownership of Shares in the Fund,” the table is amended, in part, to read as follows:

Team Member	Fund	Dollar Range of Equity Securities Held in each Fund*
Macrae Sykes	Financial Services Fund[1]	E†

[1]	The Financial Services Fund commenced investment operations May 10, 2022.

†	Ownership Information as of June 14, 2023.

*	Key to Dollar Ranges-Information as of December 31, 2022.

A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	Over $1,000,000

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Fund’s SAI.

Please retain this Supplement for reference.